UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 8, 2016

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K reports information concerning certain prospective changes in executive officers at Sempra Energy (“Sempra” or the “Company”), and certain current and prospective changes in executive officers and directors at Southern California Gas Company (“SoCalGas”), an indirect subsidiary of Sempra.

Sempra Energy
On September 8, 2016, Mark A. Snell informed Sempra Energy that he will resign as President effective March 1, 2017. As part of his ongoing duties, Mr. Snell will assist Sempra with the current and prospective changes reported herein.
On September 8, 2016, the Sempra Board of Directors (i) appointed Joseph A. Householder, 61, as the Corporate Group President - Infrastructure Businesses of Sempra, with such appointment effective as of January 1, 2017 and (ii) determined that he will cease serving in his current role as the Executive Vice President and Chief Financial Officer of Sempra as of the close of business on December 31, 2016.
On September 8, 2016, the Sempra Board of Directors (i) appointed Steven D. Davis, 60, as the Corporate Group President - Utilities of Sempra, with such appointment effective as of January 1, 2017 and (ii) determined that he will cease serving in his current role as the Executive Vice President - External Affairs and Corporate Strategy of Sempra as of the close of business on December 31, 2016. Mr. Davis, currently a Director of SoCalGas and San Diego Gas & Electric Company, an indirect subsidiary of Sempra (“SDG&E”), will also become the non-executive Chairman of both boards effective January 1, 2017. In connection with his appointment as the Company’s Corporate Group President - Utilities, Mr. Davis’ annual salary will be increased to $600,000 per year. Mr. Davis’ target bonus will be increased to 80% of his annual salary, with his annual bonus opportunity ranging from zero for performance at the threshold level to 160% of his annual salary for performance at the maximum level. Mr. Davis’ target for future annual long-term incentive awards will be increased to 200% of his annual salary.
On September 8, 2016, the Sempra Board of Directors appointed Jeffrey Walker Martin, 54, as the Executive Vice President and Chief Financial Officer of Sempra, with such appointment effective as of January 1, 2017. Mr. Martin will cease serving in his current role as the Chief Executive Officer, President and Chairman of SDG&E as of the close of business on December 31, 2016, but will continue to serve as a Director of SDG&E. Scott D. Drury will succeed Mr. Martin as the President of SDG&E. Mr. Martin has served as the Chief Executive Officer and a Director of SDG&E since January 2014, the Chairman of SDG&E since November 2015, and the President of SDG&E since October 2015. From 2010 to 2013, Mr. Martin served as the President and Chief Executive Officer of Sempra U.S. Gas & Power, a business unit of Sempra (“USGP”), and USGP’s predecessor organization, Sempra Generation. In connection with his appointment as the Company’s Executive Vice President and Chief Financial Officer, Mr. Martin’s annual salary will be increased to $600,000 per year. Mr. Martin’s target bonus will be increased to 80% of his annual salary, with his annual bonus opportunity ranging from zero for performance at the threshold level to 160% of his annual salary for performance at the maximum level. Mr. Martin’s target for future annual long-term incentive awards will be increased to 200% of his annual salary.
Also on September 8, 2016, the Sempra Board of Directors appointed Dennis V. Arriola, 55, as the Executive Vice President - Corporate Strategy and External Affairs of Sempra, with such appointment effective as of January 1, 2017. Mr. Arriola currently serves as the Chief Executive Officer and Chairman and a Director of SoCalGas, and he will cease serving in such roles as of the close of business on December 31, 2016. Mr. Arriola ceased serving as the President of SoCalGas effective as of the close of business on September 9, 2016.

Southern California Gas Company
On September 9, 2016, the SoCalGas Board of Directors appointed Patricia K. Wagner, 54, as the Chief Executive Officer and a Director of SoCalGas, with such appointments effective as of January 1, 2017. Effective as of September 10, 2016, Ms. Wagner became an Executive Vice President of Sempra. Ms. Wagner served as the President and Chief Executive Officer of USGP from January 2014 to September 9, 2016. Previously, Ms. Wagner served as Vice President of Audit Services for Sempra from 2012 to January 2014 and as Vice President of Accounting and Finance for SoCalGas from 2010 to 2012. Ms. Wagner currently serves on the Board of Directors of Apogee Enterprises, Inc. (NASDAQ: APOG). In connection with her appointment as the Chief Executive Officer of SoCalGas, Ms. Wagner’s annual salary will be increased to $555,000 per year. Ms. Wagner’s target bonus will be 70% of her annual salary, with her annual bonus opportunity ranging from zero for performance at the threshold level to 140% of her annual salary for performance at the maximum level. Ms. Wagner’s target for future annual long-term incentive awards will be 180% of her annual salary. Ms. Wagner’s future role as Chief Executive Officer of SoCalGas, her performance and leadership in previous senior executive positions at Sempra Energy and SoCalGas, her experience as an employee of Sempra and its subsidiaries for more than 20 years and her broad understanding of the energy industry, make her a valuable addition to the SoCalGas Board of Directors.
As noted above, Mr. Arriola currently serves as the Chief Executive Officer and Chairman and a Director of SoCalGas. On September 9, 2016, Mr. Arriola resigned as the President of SoCalGas effective as of the close of business on such date, and as the Chief Executive Officer and Chairman and as a Director of SoCalGas effective as of the close of business on December 31, 2016.
On September 9, 2016, the SoCalGas Board of Directors appointed J. Bret Lane, 57, as the President of SoCalGas, with such appointment effective as of September 10, 2016. Mr. Lane has served as the Chief Operating Officer of SoCalGas since January 2014 and as a Director of SoCalGas since March 2014, and he will continue to serve in those roles in addition to serving as President of SoCalGas. Previously, Mr. Lane served as Senior Vice President - Gas Operations and System Integrity of SoCalGas and SDG&E from 2012 to January 2014 and as Vice President - Field Services of SoCalGas and SDG&E from 2010 to 2012. Mr. Lane’s extensive experience and in-depth understanding of the natural gas industry, along with his comprehensive management experience, make him a valuable member of the SoCalGas board. In connection with his appointment as the President of SoCalGas, Mr. Lane’s annual salary was increased to $450,000 per year. Mr. Lane’s target bonus will be 60% of his annual salary, with his annual bonus opportunity ranging from zero for performance at the threshold level to 120% of his annual salary for performance at the maximum level. Mr. Lane’s target for future annual long-term incentive awards will be 160% of his annual salary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY (Registrant)
September 13, 2016	By: /s/ Trevor I. Mihalik
Trevor I. Mihalik Senior Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY (Registrant)
September 13, 2016	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller and Chief Financial Officer